UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2025

ARMADA HOFFLER PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue		,	Suite 1000
Virginia Beach	,	Virginia		23462
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHH	New York Stock Exchange
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AHHPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 18, 2025 (the “Approval Date”), the Audit Committee of the Board of Directors (the “Audit Committee”) of Armada Hoffler Properties, Inc. (the “Company”) approved the appointment of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026, effective immediately following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025 (the “Effective Date”). In addition, on the Approval Date, the Audit Committee approved the dismissal of Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Company, effective as of the Effective Date, and the Company notified EY of the dismissal effective as of the Effective Date. EY will continue to serve as the independent registered public accounting firm for the Company until the Effective Date.

EY’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended December 31, 2024 and 2023, as well as during the subsequent interim period preceding the Approval Date, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and EY with respect to any matter relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements with respect to such periods.

During the fiscal years ended December 31, 2024 and 2023, as well as during the subsequent interim period preceding the Approval Date, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has provided EY with a copy of this Current Report on Form 8-K and requested that EY provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the above disclosures. A copy of EY’s letter dated June 24, 2025 is attached hereto as Exhibit 16.1.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through the Approval Date, the Company did not consult with KPMG regarding any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Following the Effective Date, the Company will file an amendment to this Current Report on Form 8-K to provide the specific date of EY’s dismissal, the specific date of KPMG’s engagement and updates to the disclosures required by Item 304(a) of Regulation S-K through the Effective Date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission, dated June 24, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: June 18, 2025	By:	/s/ Matthew Barnes-Smith
Matthew Barnes-Smith
Chief Financial Officer, Treasurer, and Corporate Secretary